                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 2, 1997
                                                  ----------------

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
              (Exact Name of registrant specified in its charter)
               (Originator of the Chase Credit Card Master Trust)



United States                      333-04607             22-2382028
-------------                      ---------             ----------
(State or other                    (Commission           (I.R.S. employer
Jurisdiction of                    File                  Identification No.)
Incorporation)                     Number)


                              802 Delaware Avenue
                          Wilmington, Delaware  19801
                          ---------------------------
                    (Address of principal executive offices)


      Registrant's telephone number, including area code:  (302) 575-5000
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 Item 5.   Other Events
           ------------

           On December 2, 1997, the Underwriting Agreement, dated as of December 2, 1997 (the "Underwriting Agreement"), among Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor, The Chase Manhattan Bank ("CMB"), as Servicer, and Chase Securities Inc. ("CSI"), as Underwriter, was executed and delivered by the respective parties thereto. On December 8, 1997, the Series 1997-4 Supplement, dated as of December 8, 1997, to the Second Amended and Restated Pooling and Servicing Agreement, dated as of September 1, 1996 (the "Second Amended and Restated Pooling and Servicing Agreement"), among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto.



 Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits
           -----------------------------------------------------------------

           Exhibits

           4.1 Underwriting Agreement, dated as of December 2, 1997, among Chase USA, as Transferor, CMB, as Servicer, and CSI, as Underwriter.

           4.2 Series 1997-4 Supplement, dated as of December 8, 1997, to the Second Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.
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                                                                               2

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     THE CHASE MANHATTAN BANK



                                     By: /s/ Frank DeGenova
                                        ----------------------------
                                         Name:  Frank DeGenova
                                         Title: Vice President



 Date:  January 5, 1997
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                                                                               3
                               INDEX TO EXHIBITS
                               -----------------



Exhibit       Exhibit                               Sequentially
------        ------                                ------------
Number                                              Numbered Pages
-------                                             --------------
4.1           Underwriting Agreement, dated as
              of December 2, 1997, among Chase
              USA, as Transferor, CMB, as
              Servicer, and CSI, as
              Underwriter.

4.2           Series 1997-4 Supplement, dated
              as of December 8, 1997, to the
              Second Amended and Restated
              Pooling and Servicing Agreement,
              among Chase USA, as Transferor
              on and after June 1, 1996, CMB,
              as Transferor prior to June 1,
              1996 and as Servicer, and the
              Trustee.